UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 1, 2004

PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-4311	11-1541330
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2200 Northern Boulevard, East Hills, NY	11548
(Address of principal executive offices)	(Zip Code)

(516) 484-5400
(Registrant's telephone number, including area code)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

	99.1	Press Release, dated June 1, 2004, reporting the results of operations of Pall Corporation for its fiscal third quarter ended April 30, 2004.

ITEM 12. Results of Operations and Financial Condition.

     On June 1, 2004, Pall Corporation reported its results of operations for its fiscal third quarter ended April 30, 2004. A copy of the press release issued by the Company in this connection is furnished herewith as Exhibit 99.1 to this report.

     The information contained herein and in the accompanying exhibit shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended, and shall not be incorporated by reference into any filing of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pall Corporation

June 3, 2004	/s/	JOHN ADAMOVICH, JR.
John Adamovich, Jr.
Chief Financial Officer
and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release, dated June 1, 2004, reporting the results of operations of Pall Corporation for its fiscal third quarter ended April 30, 2004.